Contact: Dean Ridlon, Investor Relations Director
         Phone:  978.640.5309
         Email:  Investor_Relations@avid.com
                 ---------------------------


                     Avid Reports First Quarter 2006 Results

Tewksbury, MA - May 4, 2006 - Avid Technology, Inc. (NASDAQ: AVID) today reported revenues of $218.1 million for the three months ended March 31, 2006 compared to $166.0 million for the same period in 2005. GAAP net income for the quarter was $3.3 million, or $.08 per diluted share compared to GAAP net income of $19.7 million, or $.53 per diluted share, in the first quarter of 2005.

Non-GAAP net income for the first quarter of 2006 was $16.1 million, or $.37 per diluted share, compared to non-GAAP net income of $22.2 million, or $.60 per diluted share in the corresponding quarter of 2005. In order to calculate non-GAAP earnings per share, which the company believes is a meaningful measure of our operating performance and will assist investors in understanding results of operations on a comparative basis, the following adjustments were made to first quarter 2006 and 2005 GAAP earnings per share:
                                                          2006        2005
                                                          ----        ----
        Non-cash acquisition-related amortization       $ .20          .05
        Non-cash stock-based compensation charges         .10        $ .02
        Non-recurring and other tax adjustments          (.04)          --
        Restructuring charges                             .02           --
        In-process research and development               .01           --
                                                          ---         ----
        TOTAL                                           $ .29        $ .07

"Our results for the quarter were in line with the preliminary results announced on April 11. These results reflect lower-than-expected sales of broadcast products including playout servers and on-air graphics, add-on and local storage, and European consumer products," said David Krall, Avid's president and chief executive officer. "Looking forward, we're pleased with the momentum we created at last week's National Association of Broadcasters convention, where Avid just completed one of its strongest showings in years. In particular, Avid's new Open Storage Initiative was received well by partners and customers alike, and TV Technology Magazine recognized Avid as a Superior Technology Award Recipient (STAR) for our new Interplay(TM) nonlinear workflow engine. We also received Pick Hits awards for our new software-only Media Composer(R) and Avid

Mojo(R) SDI, from Broadcast Engineering Magazine, as well as a VIDY award from Videography Magazine for Avid Unity ISIS(TM). These products are all expected to be strong contributors to Avid's results this year."

Use of Non-GAAP Financial Measures
The non-GAAP operating results and non-GAAP earnings per share listed above are "non-GAAP financial measures" under the rules of the Securities and Exchange Commission. This non-GAAP information supplements, and is not intended to represent a measure of performance in accordance with, disclosures required by generally accepted accounting principles, or GAAP. We believe it is useful for ourselves and investors to review both GAAP and non-GAAP measures in order to assess our performance. We also believe these non-GAAP financial measures are a meaningful measure of our operating performance and will assist investors in understanding our results of operations on a comparative basis. The non-GAAP financial measures used in this release exclude the accounting treatment of stock-based compensation, and these non-GAAP measures should not be relied upon independently, as they ignore the contribution to our operating results that is generated by the incentive and compensation effects of the underlying stock-based compensation programs. In addition to the reasons stated above, we have excluded stock-based compensation from our non-GAAP measures based on our desire to offer consistent information that is comparable to previous information that we have publicly disclosed.

Conference Call
A conference call to discuss Avid's first quarter 2006 financial results and the company's outlook for the balance of 2006 will be held today, May 4, 2006, at 5:00 p.m. EDT. The call will be open to the public, and can be accessed by dialing (913) 981-5509 and referencing confirmation code 7315480. The call and subsequent replay will also be available on Avid's web site. To listen via this alternative, go to the Investor Relations page under the About Us menu at www.avid.com for complete details 10-15 minutes prior to the start of the conference call.

The above release is subject to the completion and filing of our Quarterly Report on Form 10-Q. This release includes forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, about Avid's performance. There are a number of factors that could cause actual events or results to differ materially from that indicated by such forward-looking statements, such as market acceptance of Avid's existing and new products, Avid's ability to anticipate customer needs, competitive factors, including pricing pressures, fluctuating currency exchange rates, delays in product shipments, and the other important events and factors disclosed previously and from time to time in Avid's filings with the U.S. Securities and Exchange Commission. In addition, the forward-looking statements contained herein represent Avid's estimate only as of today and should not be relied upon as representing the company's estimate as of any subsequent date. While Avid may elect to update these forward-looking statements at some point in the future, Avid specifically disclaims any obligation to do so, even if the estimate changes.

About Avid Technology, Inc.
Avid Technology, Inc. is the world leader in digital nonlinear media creation, management, and distribution solutions, enabling film, video, audio, animation, games, and broadcast professionals to work more efficiently, productively, and creatively. For more information about the company's Oscar(R), Grammy(R), and Emmy(R) award-winning products and services, please visit: www.avid.com.

(C) 2006 Avid Technology, Inc. All rights reserved. Avid, Avid Mojo, Avid Unity ISIS, Digidesign, Film Composer, Interplay, Media Composer, and Pro Tools are either registered trademarks or trademarks of Avid Technology, Inc. or its subsidiaries in the United States and/or other countries. Avid received an Oscar statuette representing the 1998 Scientific and Technical Award for the concept, design, and engineering of the Avid(R) Film Composer(R) system for motion picture editing. Digidesign, Avid's audio division, received an Oscar statuette representing the 2003 Scientific and Technical Award for the design, development, and implementation of its Pro Tools(R) digital audio workstation. Oscar is a trademark and service mark of the Academy of Motion Picture Arts and Sciences. Emmy is a registered trademark of ATAS/NATAS. Grammy is a trademark of the National Academy of Recording Arts and Sciences, Inc. All other trademarks contained herein are the property of their respective owners.

AVID TECHNOLOGY, INC.
Condensed Consolidated Statements of Operations
(unaudited - in thousands, except for share data)

                                               -------------------------    --------------------------
                                                         GAAP                       NON - GAAP
                                               -------------------------    --------------------------
                                                  Three Months Ended           Three Months Ended
                                                      March 31st,                  March 31st,
                                                  2006          2005           2006           2005
                                               -----------   -----------    -----------    -----------
Revenue
  Product                                        $194,022      $147,378       $194,022       $147,378
  Service                                          24,048        18,623         24,048         18,623
                                               -----------   -----------    -----------    -----------
     Total Revenue                                218,070       166,001        218,070        166,001

Cost of Revenue
  Product                                          91,361        60,897         91,222         60,897
  Service                                          13,315        10,070         13,096         10,070
  Amortization of intangible assets                 5,080           281
                                               -----------   -----------    -----------    -----------
     Total Cost of Revenue                        109,756        71,248        104,318         70,967

                                               -----------   -----------    -----------    -----------
Gross Profit                                      108,314        94,753        113,752         95,034
                                               -----------   -----------    -----------    -----------

Operating Expenses
  Research and development                         35,496        24,679         34,190         24,624
  Marketing and selling                            49,912        37,842         48,651         37,650
  General and administrative                       15,137        10,302         13,627          9,778
  In-process research & development                  310
  Amortization of intangible assets                 3,665         1,592
  Restructuring charges                             1,066
                                               -----------   -----------    -----------    -----------
     Total Operating Expense                      105,586        74,415         96,468         72,052

Operating income                                    2,728        20,338         17,284         22,982
Interest and other income (expense), net            1,970           837          1,970            837
                                               -----------   -----------    -----------    -----------
Income before income taxes                          4,698        21,175         19,254         23,819
Provision for income taxes                          3,123         1,602          3,123          1,602
Non-recurring and other tax adjustments            (1,770)         (173)
                                               -----------   -----------    -----------    -----------
  Total provision for income taxes                  1,353         1,429          3,123          1,602

Net Income                                         $3,345       $19,746        $16,131        $22,217
                                               ===========   ===========    ===========    ===========

Net income per common share - basic                 $0.08         $0.56          $0.38          $0.64

Net income per common share - diluted               $0.08         $0.53          $0.37          $0.60

Weighted average common shares
  outstanding - basic                              42,137        34,987         42,137         34,987

Weighted average common shares
  outstanding - dilute                             43,200        37,263         43,200         37,263

Note
   The above results include stock-based compensation related to the adoption of SFAS 123R, the acquisition of M-Audio, and the issuance of restricted stock and restricted stock units in Q1 2006, as follows:

                                                      Three Months Ended
Stock-based compensation included in:                    March 31st,
                                                     2006           2005
                                                  -----------    -----------
   Cost of product revenues                            $ 139            $ -
   Cost of service revenues                              219              -
   Research and development expense                    1,306             55
   Marketing and selling expense                       1,261            192
   General and administrative expense                  1,510            524
                                                  -----------    -----------
                                                     $ 4,435          $ 771
                                                  ===========    ===========

Reconciliation of GAAP net income to Non-GAAP net income

                                                      Three Months Ended
                                                         March 31st,
                                                     2006           2005
                                                  -----------    -----------

   GAAP net income                                   $ 3,345       $ 19,746
   Amortization of intangible assets                   8,745          1,873
   Stock-based compensation                            4,435            771
   Non-recurring and other tax adjustments            (1,770)          (173)
   Restructuring charges                               1,066              -
   In-process research & development                     310              -
                                                  -----------    -----------
   Non-GAAP net income                              $ 16,131       $ 22,217
                                                  ===========    ===========

AVID TECHNOLOGY, INC.
Condensed Consolidated Balance Sheets
(unaudited - in thousands)

                                                        March 31,         December 31,
                                                          2006                2005
                                                    ----------------    ---------------
ASSETS:
Current assets:
 Cash and marketable securities                           $ 238,679          $ 238,430
 Accounts receivable, net of allowances of
  $21,920 and $22,233 at March 31, 2006
  and December 31, 2005, respectively                       131,700            140,669
 Inventories                                                100,717             96,845
 Prepaid and other current assets                            26,119             25,733
                                                    ----------------    ---------------
   Total current assets                                     497,215            501,677

 Property and equipment, net                                 38,036             38,563
 Goodwill                                                   404,424            396,902
 Other intangible assets, net                               113,691            118,676
 Other assets                                                 9,603              6,228
                                                    ----------------    ---------------
   Total assets                                         $ 1,062,969        $ 1,062,046
                                                    ================    ===============

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current liabilities:
 Accounts payable                                          $ 36,097           $ 43,227
 Accrued expenses and other current liabilities              90,548             96,311
 Deferred revenues and deposits                              64,593             66,034
                                                    ----------------    ---------------
   Total current liabilities                                191,238            205,572

 Long term liabilities, less current portion                 20,321             16,877
                                                    ----------------    ---------------
   Total liabilities                                        211,559            222,449
                                                    ----------------    ---------------

Stockholders' equity:
 Common stock                                                   423                421
 Additional paid-in capital                                 934,093            928,703
 Accumulated deficit                                        (85,450)           (88,795)
 Deferred compensation                                            -             (1,830)
 Accumulated other comprehensive income                       2,344              1,098
                                                    ----------------    ---------------
 Total stockholders' equity                                 851,410            839,597
                                                    ----------------    ---------------

   Total liabilities and stockholders' equity           $ 1,062,969        $ 1,062,046
                                                    ================    ===============